SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K/A

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) June 22, 1998.

                             CASPEN OIL, INC.

         (Exact name of registrant as specified in its charter)




     Nevada                   1-7965               75-1325831

(State or other            (Commission File      (IRS Employer
jurisdiction of                Number)           Identification
incorporation)                                       Number)




Irongate 3, Suite 201, 777 S. Wadsworth Blvd., Lakewood CO 80226
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (303)987-0925

Item 4.  Changes in Registrant's Certifying Accountant

     (a)(1)(i) On June 22, 1998, the Registrant's independent accountants, John M. Hanson & Company, P.C. ("Hanson") informed the Registrant that Hanson was resigning the engagement due to Hanson's decision to, as a firm, cease performing SEC engagements.

     (a)(1)(ii) The report on the Registrant's financial statements for the last year (July 31, 1997) as rendered by Hanson did not contain a disclaimer, adverse opinion and was not qualified or modified as to uncertainty, audit, scope or accounting principles, except for an explanatory paragraph explaining substantial doubt about the Company's ability to continue as a going concern.

     (a)(1)(iii) Not applicable.

     (a)(1)(iv) During the Registrant's one most recent fiscal year ended July 31, 1997, and through the date of Hanson's resignation, there were no disagreements with Hanson on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure.

     (a)(1)(v) Not applicable.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits.

         Letter from former accountant in           Exhibit 16
           agreement with statements in
           Item 4 of Form 8-K/A dated
           July 6, 1998.
                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                   CASPEN OIL, INC.
                                   (Registrant)


Date: July 10, 1998                     By:  /s/ Gary N. Davis
                                        Gary N. Davis
                                        Chief Financial Officer